UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 30, 2019, PDC Energy, Inc. (“PDC”), posted the following material to the PDC website votewhiteforPDC.com and may in the future send or use the same or substantially similar communications from time to time:

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PDC RGY OUR BOARD PRESS RELEASES FILINGS LEITERS HOW TO VOTE nua eetin c e u e to e In advance of PDC Energy's upcoming 2019 Annual Meeting, you have an important decision to make regarding the composition of the Company's Board of Directors that will impact the future of our Company and determine the value of your investment. Your Board and management team have taken decisive steps to position the Company for success in today's dynamic oil and gas environment. As a result, PDC Energy is focused on its strong core assets and is successfully executing an operating plan that reflects a focus on capital discipline, profitable growth and free cash flow generation. Through the successful execution of this strategy, we expect to deliver on our commitment to create short and long-term value for shareholders. In this regard, we announced a 2019 plan and 2020 outlook that reflects our momentum and commitment to generating substantial free cash flow, while continuing to grow our production and maintaining a conservative leverage profile. In short, PDC Energy has the right assets, the right strategy and the right team to deliver results for our shareholders. We urge PDC Energy shareholders to vote "FOR" all three of PDC Energy's qualified and experienced director nominees-Barton R. Brookman, Mark E. Ellis, and Larry F. Mazza-on the WHITE proxy card today. We are confident that your Board's nominees bring the critical expertise and skills necessary to drive our proven plan forward. We appreciate your support. HOW TO VOTE FOR VOTING INSTRUCTIONS If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500. INVESTOR CONTACT Michael Edwards Senior Director Investor Relations (303) 860-5820 michael.edwards@pdce.com MEDIA CONTACT joele Frank, Wilkinson Brimmer Katcher Andy Brimmer I Andrew Siegel (212) 335-4449

PDC ENERGY

OUR BOARD | PRESS RELEASES | FILINGS | LETTERS | HOW TO VOTE



Meet Our Board of Directors

THE THREE PDC NOMINEES



Barton R. Brookman

PRESIDENT AND CHIEF EXECUTIVE OFFICER OF PDC ENERGY

READ BIO



Mark E. Ellis

RETIRED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF LINN ENERGY, INC.

READ BIO



Larry F. Mazza

PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MVB FINANCIAL CORP.

READ BIO

	 **Barton R. Brookman**	 **Mark E. Ellis**	 **Larry F. Mazza**
Role	President & CEO	Director	Director
Independent		✔	✔
PDC Board tenure	4 years	2 years	12 years
Experience with Colorado regulations	✔	✔	✔
Years of oil & gas experience	>30 years	>35 years	12 years
Relevant expertise	Public company executive; Oil & Gas	Public company executive; Oil & Gas	Public company executive; Financial / accounting
Years of experience in relevant expertise	>30 years	>35 years	>28 years
Years of board experience non-PDC	-	9	27

CURRENT MEMBERS



Jeffrey C. Swoveland

RETIRED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF REGEAR LIFE SCIENCES, INC.

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Anthony J. Crisafio

INDEPENDENT BUSINESS CONSULTANT

READ BIO



Christina M. Ibrahim

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL & CHIEF COMPLIANCE OFFICER OF WEATHERFORD INTERNATIONAL

READ BIO



Randy S. Nickerson

RETIRED EXECUTIVE VICE PRESIDENT, CORPORATE STRATEGY OF MARATHON PETROLEUM CORPORATION

READ BIO



David C. Parke

MANAGING DIRECTOR OF GORDIAN INVESTMENTS LLC

READ BIO

Vote Today

HOW TO VOTE

FOR VOTING INSTRUCTIONS

If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500.

INVESTOR CONTACT

Michael Edwards
Senior Director Investor Relations
(303) 860-5820
michael.edwards@pdce.com

MEDIA CONTACT

Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Andrew Siegel
(212) 335-4449

PDC RGY HOW TO VOTE OUR BOARD PRESS RELEASES FILINGS LEITERS ress e eases APRIL 30, 2019 PDC Energy Successfully Executing on Strategic Plan to Create Shareholder Value APRIL 18, 2019 PDC Energy Files Definitive Proxy and Mails Letter to Shareholders DOWNLOAD DOWNLOAD HOW TO VOTE FOR VOTING INSTRUCTIONS INVESTOR CONTACT Michael Edwards Senior Director Investor Relations (303) 860-5820 michael.edwards@pdce.com MEDIA CONTACT joele Frank, Wilkinson Brimmer Katcher Andy Brimmer I Andrew Siegel (212) 335-4449 If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500.

PDC RGY HOW TO VOTE OUR BOARD PRESS RELEASES FILINGS LEITERS APRIL 16, 2019 PDC Energy Definitive Proxy Statement DOWNLOAD HOW TO VOTE FOR VOTING INSTRUCTIONS INVESTOR CONTACT Michael Edwards Senior Director Investor Relations (303) 860-5820 michael.edwards@pdce.com MEDIA CONTACT joele Frank, Wilkinson Brimmer Katcher Andy Brimmer I Andrew Siegel (212) 335-4449 If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500.

PDC RGY HOW TO VOTE OUR BOARD PRESS RELEASES FILINGS LEITERS APRIL 30, 2019 PDC Energy Successfully Executing on Strategic Plan to Create Shareholder Value APRIL 18, 2019 PDC Energy Files Definitive Proxy and Mails Letter to Shareholders DOWNLOAD DOWNLOAD HOW TO VOTE FOR VOTING INSTRUCTIONS INVESTOR CONTACT Michael Edwards Senior Director Investor Relations (303) 860-5820 michael.edwards@pdce.com MEDIA CONTACT joele Frank, Wilkinson Brimmer Katcher Andy Brimmer I Andrew Siegel (212) 335-4449 If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500.

PDC RGY HOW TO VOTE OUR BOARD PRESS RELEASES FILINGS LEITERS ow to ote Voting is Easy-and Your Vote Matters! To Support Your Company: VOTE THE WHITE PROXY CARD TODAY PROTECT THE VALUE OF YOUR INVESTMENT-VOTE THE WHITE PROXY CARD TODAY If you have any questions or require any assistance with voting your shares, please contact PDC Energy's proxy solicitor: Call Collect: 212.929.5500 Toll-Free: 800.322.2885 email: proxy@mackenziepartners.com Remember, your Board of Directors does not endorse any of the Kimmeridge nominees and strongly urges you not to sign or return any gold proxy card sent to you by Kimmeridge. If you have previously voted using a gold proxy card sent to you by Kimmeridge, you can revoke that proxy by using the WHITE proxy card sent to you by PDC Energy to vote by Internet, by telephone or by signing, dating and returning the WHITE proxy card today. Only your last-dated proxy will count! FOR VOTING INSTRUCTIONS If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, Inc. Stockholders may call (800) 322-2885 (toll-free). Banks and brokers may call (212) 929-5500. INVESTOR CONTACT Michael Edwards Senior Director Investor Relations (303) 860-5820 michael.edwards@pdce.com MEDIA CONTACT joele Frank, Wilkinson Brimmer Katcher Andy Brimmer I Andrew Siegel (212) 335-4449

Disclaimer

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”), Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”) and the United States (“U.S.”) Private Securities Litigation Reform Act of 1995 regarding our business, strategy, the 2019 Annual Meeting, and potential nominees for the board of directors. All statements other than statements of historical fact included in and incorporated by reference into this report are “forward-looking statements.” Words such as expect, anticipate, intend, plan, believe, seek, estimate and similar expressions or variations of such words are intended to identify forward-looking statements herein. Although forward-looking statements contained in this website reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty.

Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under the heading “Risk Factors,” made in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2019, and our other filings with the SEC for further information on risks and uncertainties that could affect our business, financial condition, results of operations and prospects, which are incorporated by this reference as though fully set forth herein. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this website. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this website or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION

PDC has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for the 2019 Annual Meeting. PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from PDC’s website at http://investor.pdce.com/sec-filings.

CERTAIN INFORMATION REGARDING PARTICIPANTS

PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

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